Exhibit 10.4

Form of Restricted Stock Award Agreement
under the Banner Corporation 2014 Omnibus Incentive Plan

BANNER CORPORATION

2014 OMNIBUS INCENTIVE PLAN

[FORM OF] RESTRICTED STOCK AWARD AGREEMENT

RS No. _______________                                                                           Grant Date: _______________

This Restricted Stock Award (“Restricted Stock Award”) is granted by Banner Corporation (“Corporation”) to [Name] (“Grantee”) in accordance with the terms of this Restricted Stock Award Agreement (“Agreement”) and subject to the provisions of the Banner Corporation 2014 Omnibus Incentive Plan, as amended from time to time (“Plan”).  The Plan is incorporated herein by reference.

1.
Restricted Stock Award.  The Corporation makes this Restricted Stock Award of [Number] Shares to Grantee [in exchange for a payment of $________].  These Shares are subject to forfeiture and to limits on transferability until they vest, as provided in Sections 2, 3 and 4 of this Agreement and in Article VII of the Plan.

2.
Period of Restriction:  The Shares are subject to a Period of Restriction, during which the Grantee shall not receive the Shares, be able to transfer the Shares, or otherwise have rights with respect to the Shares, subject to earlier vesting in the event of a termination of Service as provided in Section 4 or a Change in Control as provided in Section 5.  After the Period of Restriction ends with respect to a Share, such Share shall be considered vested, except as provided in this Agreement or the Plan. The Period of Restriction end with respect to the Shares in accordance with the following schedule:

Date Period of Restriction Ends	With Respect to the Following
Number of Shares

3.
Transferability.  The Grantee may not sell, assign, transfer, pledge or otherwise encumber any Shares that have not vested, except in the event of the Grantee’s death, by will or by the laws of descent and distribution or pursuant to a Domestic Relations Order.  The Committee, in its sole and absolute discretion, may allow the Grantee to transfer all or any portion of this Restricted Stock Award to the Grantee’s Family Members, as provided for in the Plan.

4.
Termination of Service.  If the Grantee terminates Service for any reason other than in connection with a Change in Control or the death or Disability of the Grantee, any Shares that have not vested as of the date of that termination shall be forfeited to the Corporation.  The Shares never vest in the event of a Termination for Cause.  If the

Grantee’s Service terminates on account of the Grantee’s death or Disability, the Period of Restriction for all Shares that have not previously vested shall end on the date of that termination of Service and the Grantee shall then be vested in the Shares.

5.
Effect of Change in Control.  Upon a Change in Control, the Period of Restriction for all Shares that have not previously vested shall end on the date of the effective time of the Change in Control and the Grantee shall then be vested in the Shares.  [May be modified at Committee’s election for 280G planning purposes for executive officers, or for directors that hold 1% or more of the Corporation’s outstanding stock.]

6.
Stock Power.  The Grantee agrees to execute a stock power with respect to each stock certificate reflecting the Shares, or other evidence of book-entry stock ownership, in favor of the Corporation.  The Shares shall not be issued by the Corporation until the required stock powers are delivered to the Corporation.

7.
Delivery of Restricted Shares.  The Corporation shall issue stock certificates or evidence of the issuance of such Shares in book-entry form, in the name of the Grantee reflecting the Shares vesting on each Vesting Date in Section 2.  The Corporation shall retain these certificates or evidence of the issuance of Shares in book-entry form until the Shares represented thereby become vested.  Prior to vesting, the Shares shall be subject to the following restriction, communicated in writing to the Corporation’s stock transfer agent:

These shares of common stock are subject to the terms of an Award Agreement between Banner Corporation and [name] dated [grant date] made pursuant to the terms of the Banner Corporation 2014 Omnibus Incentive Plan, copies of which are on file at the executive offices of Banner Corporation, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement.

8.
Grantee’s Rights.  As the owner of all Shares that have not vested, the Grantee shall be paid dividends by the Corporation with respect to those Shares at the same time as they are paid to other holders of the Corporation’s common stock.  The Grantee may exercise all voting rights appurtenant to the Shares.  [May be modified at Committee’s election, if desired.]

9.
Delivery of Unrestricted Shares to Grantee.  Upon the vesting of any Shares, the restrictions in Sections 3 and 4 shall terminate, and the Corporation shall deliver only to the Grantee (or, if applicable, the Grantee’s Beneficiary, estate or Family Member) a certificate (without the legend referenced in Section 7) or evidence of the issuance of Shares in book-entry form, and the related stock power in respect of the vesting Shares.  The Corporation’s obligation to deliver a stock certificate for vested Shares, or evidence of the issuance of Shares in book-entry form, can be conditioned upon the receipt of a representation of investment intent from the Grantee (or the Grantee’s Beneficiary, estate or Family Member) in such form as the Committee requires.  The Corporation shall not be required to deliver stock certificates for vested Shares, or evidence of the issuance of Shares in book-entry form, prior to: (a) the listing of those Shares on the Nasdaq; or (b)

the completion of any registration or qualification of those Shares required under applicable law.

10.
Adjustments in Shares.  In the event of any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend, special or recurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, the Committee, in its sole discretion, shall adjust the number of Shares or class of securities of the Corporation covered by this Agreement.  Any additional Shares or other securities received by the Grantee as a result of any such adjustment shall be subject to all restrictions and requirements applicable to Shares that have not vested.  The Grantee agrees to execute any documents required by the Committee in connection with an adjustment under this Section 10.

11.
Tax Election.  The Grantee understands that an election may be made under Section 83(b) of the Code to accelerate the Grantee’s tax obligation with respect to receipt of the Shares from the date the Shares would otherwise vest under this Agreement to the Grant Date by timely submitting an election to the Internal Revenue Service substantially in the form attached hereto (or in accordance with the Internal Revenue Service rules in effect at the time the election is made).

12.
Tax Withholding.  The Corporation shall have the right to require the Grantee to pay to the Corporation the amount of any tax that the Corporation is required to withhold with respect to such Shares, or in lieu thereof, to retain or sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.  The Corporation shall have the right to deduct from all dividends paid with respect to the Shares the amount of any taxes that the Corporation is required to withhold with respect to such dividend payments.

13.
Plan and Committee Decisions are Controlling.  This Agreement and the award of Shares to the Grantee are subject in all respects to the provisions of the Plan, which are controlling.  Capitalized terms herein not defined in this Agreement shall have the meaning ascribed to them in the Plan.  All decisions, determinations and interpretations by the Committee respecting the Plan, this Agreement or the award of Shares shall be binding and conclusive upon the Grantee, any Beneficiary of the Grantee or the legal representative thereof.   The Grantee acknowledges and agrees that this Award and receipt of any Shares hereunder by any person is subject to (a) Plan Section 13.10, including possible reduction, cancellation, forfeiture or recoupment (clawback), and (b) any policies which the Company may adopt in furtherance of any regulatory requirements (including, but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act) or otherwise.

14.
Grantee’s Employment.  Nothing in this Agreement shall limit the right of the Corporation or any of its Affiliates to terminate the Grantee’s service or employment as a director, advisory director, director emeritus, officer or employee, or otherwise impose upon the Corporation or any of its Affiliates any obligation to employ or accept the services or employment of the Grantee.

15.
Amendment.  The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of this Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision of this Agreement if such action may adversely affect the Grantee without the Grantee’s written consent.  To the extent permitted by applicable laws and regulations, the Committee shall have the authority, in its sole discretion but with the permission of the Grantee, to accelerate the vesting of the Shares or remove any other restrictions imposed on the Grantee with respect to the Shares, whenever the Committee may determine that such action is appropriate.

16.
Grantee Acceptance.  The Grantee shall signify acceptance of the terms and conditions of this Agreement and acknowledge receipt of a copy of the Plan by signing in the space provided below and returning the signed copy to the Corporation.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

BANNER CORPORATION

By ________________________________
Its ________________________________

ACCEPTED BY GRANTEE

___________________________________
(Signature)

___________________________________
(Print Name)

___________________________________
(Street Address)

___________________________________
(City, State & Zip Code)

Beneficiary Designation:

The Grantee designates the following Beneficiary to receive the Shares upon the Grantee’s death:

__________________________________________________________________________

STOCK POWER

(One stock power for each stock certificate or grant in book-entry form issued)

For value received, I hereby sell, assign, and transfer to Banner Corporation (the “Corporation”) ____________ shares of the capital stock of the Corporation, standing in my name on the books and records of the aforesaid Corporation, represented by Certificate No. ____________________ or otherwise identified in book-entry form as ___________________, and do hereby irrevocably constitute and appoint the Secretary of the Corporation attorney, with full power of substitution, to transfer this stock on the books and records of the aforesaid Corporation.

________________________________

Dated:

________________________

In the presence of:

________________________

 83(b) ELECTION FORM

TO:       Internal Revenue Service Center
[Address where the employee files his or her personal income tax return]

The undersigned taxpayer hereby elects, pursuant to § 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over the amount paid for those shares.

1.	The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are:

TAXPAYER’S NAME: _____________________________________________
TAXPAYER’S SOCIAL SECURITY NUMBER: __________________________
ADDRESS: ______________________________________________________
TAXABLE YEAR: Calendar Year 20__

2.	The property which is the subject of this election is __________ shares of common stock of __________________________.

3.	The property was transferred to the undersigned on [DATE].

4.	The property is subject to the following restrictions: [Describe applicable restrictions here.]

5.
The fair market value of the property at the time of transfer (determined without regard to any restriction other than a nonlapse restriction as defined in § 1.83-3(h) of the Income Tax Regulations) is: $_______ per share x ________ shares = $___________.

6.	For the property transferred, the undersigned paid $______ per share x _________ shares = $______________.

7.	The amount to include in gross income is $______________. [The result of the amount reported in Item 5 minus the amount reported in Item 6.]

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The undersigned is the person performing the services in connection with which the property was transferred.

Dated:	Taxpayer